UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2006

                           GREAT WEST GOLD, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             Wyoming                        000-24262             91-1363905
  ------------------------------    -----------------------    ----------------
 (State or other jurisdiction of    (Commission File Number)   (IRS Employee
 incorporation or organization)                              Identification No.)

       c/o St. James Resource Management Limited, 16 Hanover Square   85016
                         London, W1S 1HT, United Kingdom
                    (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:              (866) 576-0277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Robert Axtell resigned as a member of the Company's Board of Directors and as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board, Secretary and Treasurer, effective December 14, 2006. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Peter Bezzano was appointed as a member of the Company's Board of Directors and as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary, each as of December 14, 2006. Peter Bezzano, age 39, is a United Kingdom qualified and admitted solicitor who completed his academic law training at Oxford. He has extensive commercial experience gained working for high profile commercial clients while working for City of London commercial law practices. Mr. Bezzano has previously played a pivotal role in large scale land acquisition and development programs, working with both local and national governmental agencies and departments and major well known high profile PLCs. In 2005, Mr. Bezzano left private practice to devote more time to the St James Group of companies and during this period, he has risen to the position of Chief Counsel to the entire group. Previously Peter has advised and acted for overseas government departments active in the tourism sector. Peter has extensive experience in the purchase and sale of large companies gained primarily in the real estate, recreation and health sectors. Peter has also acted for mining groups active in Africa. As well as being a qualified solicitor, Peter has both under graduate and post graduate degrees in Town Planning and has advised large private companies in Town Planning matters and has successfully run a number of high profile appeals.

No transactions have occurred in the last two years to which the Company was a party in which Peter Bezzano had or is to have a direct or indirect material interest. Mr. Bezzano does not have an employment agreement with the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     17.1 Resignation Letter of Robert Axtell, dated December 14, 2006


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                           Great West Gold, Inc.
                           By: /s/ Peter Bezzano
                           ------------------------
                           Peter Bezzano,
                           Chairman and President

Dated: December 22, 2006